EXHIBIT 23
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement on Form S-8 No. 33-35854.

                                                   ARTHUR ANDERSEN LLP

Houston, Texas
June 21, 1996